UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 28, 2019
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	OPGN	Nasdaq Capital Market
Common Warrants	OPGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.03   —  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2019, OpGen, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Amendment”). The Amendment was filed to effectuate a reverse stock split of the Company’s Common Stock, par value $0.01 per share. Pursuant to the reverse stock split, at the effective time each twenty (20) shares of Common Stock issued and outstanding were combined into one (1) validly issued, fully paid and non-assessable share of Common Stock. The par value per share remains the same. The Amendment provides that no fractional shares will be issued; the Company shall pay in cash the fair value of such fractional shares upon the consummation of the reverse stock split.

In accordance with the applicable provisions of the instruments defining the rights of the security holders, the reverse stock split also impacts the shares of Common Stock underlying outstanding warrants, stock options and restricted stock units, including, without limitation, the Warrants to purchase Common Stock listed under the trading symbol OPGNW issued in May 2015.

The marketplace effective date of the reverse split is August 29, 2019. In connection with the reverse stock split, the CUSIP number for the Common Stock has been changed to 68373L 307 and the CUSIP number for the Common Warrants has been changed to 68373L 133.

The reverse split ratio selected by the Board of Directors was selected pursuant to the authority granted to the Board of Directors by stockholders at the 2019 Annual Meeting described in a Current Report on Form 8-K filed by the Company on August 22, 2019, and incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of OpGen, Inc., filed with the Secretary of the State of Delaware on August 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

Date: August 28, 2019	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer